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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K



                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of Earliest Event Reported): JANUARY 27, 1998

                             WASTE RECOVERY, INC.

            (Exact name of registrant as specified in its charter)




            TEXAS                      0-14881                  75-1833498

(State or Other Jurisdiction         (Commission             (I.R.S. Employer
     of Incorporation)               File Number)         Identification Number)



                           309 SOUTH PEARL EXPRESSWAY
                               DALLAS, TEXAS 75201
                    (Address of principal executive offices)



                                 (214) 741-3865
              (Registrant's Telephone Number, Including Area Code)



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ITEM 5.   OTHER EVENTS.

     On January 27, 1997, Waste Recovery, Inc. (the "Registrant") announced the default by one of its subsidiaries, Waste Recovery-Illinois, General Partnership, with respect to certain of such subsidiary's debt service obligations on two industrial revenue bond issues. The Registrant is the guarantor of the subsidiary's indebtedness on these bond issues. A copy of the explanatory press release dated January 27, 1998 is attached hereto as
Exhibit 20.

     The Registrant (OTC:WRII) is the leading American processor of scrap tires and producer of tire-derived fuel.




















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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.

          20   Press release issued January 27, 1998.




















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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      WASTE RECOVERY, INC.


Dated:  January 27, 1998              By: /s/ David G. Greenstein
                                          -----------------------------
                                      Printed Name: David G. Greenstein
                                      Title: President and CEO




















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                                 EXHIBIT INDEX


Exhibit
Number             Description                                         Page
-------            -----------                                         ----
  20               Press release issued January 27, 1998.               6




















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